SPDR® Index Shares Funds

SPDR® Series Trust

Supplement dated March 12, 2024 to the currently effective

Statements of Additional Information (“SAI”), as each may be supplemented from time to time

Effective immediately, the following replaces the first paragraph in the “Futures Contracts, Options and Swap Agreements” discussion in the “Investment Policies” section in each SAI:

Each Fund may invest in derivatives, including exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or OTC put and call options contracts and exchange-traded or OTC swap transactions (including NDFs, interest rate swaps, total return swaps, excess return swaps, and credit default swaps).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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